--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) November 26, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of November 1, 2003, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2003-RS10)


                   Residential Asset Mortgage Products, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                      333-104662                41-1955181
        --------                      ----------                ----------
(State or Other Jurisdiction of    (Commission File           (I.R.S. Employer
      Incorporation)                   Number)               Identification No.)

8400 Normandale Lake Blvd.                                        55437
Suite 250                                                         -----
Minneapolis, Minnesota                                          (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


--------------------------------------------------------------------------------

Item 7.           Financial Statements Pro Forma Financial Information and
                  Exhibits.
                  --------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of November 1, 2003 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.


                                                     By: /s/ Michael Mead
                                                         ---------------------
                                                     Name:   Michael Mead
                                                     Title:  Vice President

Dated: December 10, 2003

                                    EXHIBITS